SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 29, 2021.

MFS® Asset Allocation Funds

Effective immediately, the footnote to the Class R6 shares in the "Ticker Symbol" table is deleted in its entirety.
Effective immediately, the following footnote is added to Class 529A, Class 529B, and Class 529Cshares in the "Ticker Symbol" table:
  1 On December 8, 2021, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund effective on or about June 9, 2022. All references to Class 529A, Class 529B, and Class 529C shares are hereby deleted on or about June 9, 2022.

Effective immediately, the following is added after the third paragraph in the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information," after the second paragraph under the main heading entitled "Description of Share Classes," and after the fourth paragraph in the sub-section entitled "How to Purchase Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
On December 8, 2021, the Board of Trustees of the fund approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund effective on or about June 9, 2022. In connection with the termination, all sales of Class 529B and Class 529C shares will be suspended effective after the close of business on or about March 18, 2022, and Class 529B and Class 529C shares will be converted into Class 529A shares of the fund effective on or about March 21, 2022. Current shareholders of Class 529B and Class 529C shares will become shareholders of Class 529A shares with a total net asset value equal to their Class 529B and/or Class 529C shares at the time of the conversion. In addition, effective after the close of business on or about May 13, 2022, all sales and redemptions of Class 529A shares will be suspended in anticipation of a complete redemption of Class 529A shares on or about May 20, 2022.

Effective immediately, the following is added to the end of the list of bullets in the eighth paragraph in the section entitled "Share Class Eligibility" under the main heading entitled "Description of Share Classes":
•	Section 529 tuition plans that have entered into an agreement with MFD to purchase Class R6 shares.

Effective immediately, the following is added after the ninth paragraph in the sub-section entitled "Conversion among Share Classes" under the main heading entitled "Description of Share Classes":
Effective on or about March 21, 2022, Class 529B and Class 529C shares will be converted into Class 529A shares of the fund. Current shareholders of Class 529B and Class 529C shares will become shareholders of Class 529A shares with a total net asset value equal to their Class 529B and/or Class 529C shares at the time of the conversion.
Effective January 1, 2022, the second paragraph under the sub-heading entitled "Frequent Trading" under the sub-section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to Section 529 tuition plans and MFS money market funds, or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.
Effective January 1, 2022, the fourth paragraph under the sub-heading entitled "Frequent Trading" under the sub-section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement plans, investment advisers, and insurance companies.

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